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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007

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                              AMAZON BIOTECH, INC.
         (Exact name of issuer of securities held pursuant to the plan)

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                        Commission File Number 000-26753


               Utah                                        87-0416131
   (State or other jurisdiction                         (I.R.S. Employer
         of incorporation)                             Identification No.)

                         43 West 33rd Street, Suite 405
                                New York, NY 1000
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (212) 947-3362

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Company has received notice from the National Association of Securities Dealers, Inc. (the "NASD") that effective at the opening of business on June 6, 2007, the Company has effected a reverse split of its outstanding voting securities on a basis of one for three shares ("Reverse Split"). As a result of the reverse stock split, each three shares of Common Stock outstanding will automatically convert into one share of the Common Stock on June 6, 2007. No fractional shares will be issued in connection with the Reverse Split, and fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share.

The reverse stock split reduced the number of outstanding shares of the Company's Common Stock. The number of shares of issued and outstanding common stock of the Company before the Reverse Split was 46,288,134 shares of our common stock and after the Reverse Split will be approximately 15,429,378. The reverse stock split did not alter the par value of the Common Stock, which is $0.001 per share, or modify any voting rights or other terms of the Common Stock.

Once effective, each certificate representing shares of our common stock before the Reverse Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Split.

All shareholders are advised that there is no need to send in their respective stock certificate(s) and incur the transfer agent's $20 fee to exchange their shares until they wish to dispose of their respective shares. The Company's records will reflect that the reverse split is effective on each current stock certificate number(s), and that the Cusip Number that appears on each shareholders' current stock certificate(s) will entitle each stockholder to the new post-split shares or any future capital adjustments that are made while retaining possession of their respective stock certificate(s); however, if the shareholders purchase or sell shares in the Company after the effective date of the reverse split set by the NASD, they will be buying or selling post-split shares.

If any stockholder desires to transfer their respective shares they are advised to (i) forward their respective stock certificates to Interwest Transfer Company ("Interwest Transfer"), our transfer and registrar agent, whose address is 1981 East Murray Holladay Road, Salt Lake City, Utah 84117; (ii) include a required transfer fee of $20 per each free trading stock certificate tendered, and $75 per each stock certificate that is imprinted with a "restricted" legend, that must be paid by the stockholder to Interwest Transfer; and (iii) that no signature or Medallion signature guarantee will be required on any stock certificate where the stock certificate being tendered is being transferred into the same name.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Description

Exhibit No.
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99.1 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMAZON BIOTECH, INC.


                                        By: /s/ Mechael Kanovsky
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                                        Name:   Mechael Kanovsky
                                        Title:  Chief Executive Officer

Date: June 4, 2007